Southern California Bancorp + California BanCorp

Transformational Merger Creating a Premier California Business Bank

January 30, 2024

Forward Looking Statements

This communication may contain certain forward-looking statements, including but not limited to certain plans, expectations, projections and statements about the benefits of the proposed merger (the "Merger") of Southern California Bancorp ("SCB") and California BanCorp ("CBC"), the timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "believe," "intend," "estimate," "plan," "target," "goal," or similar expressions, or future or conditional verbs such as "will," "may," "might," "should," "would," "could," or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by the Private Securities Litigation Reform Act of 1995.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the occurrence of any event, change or other circumstances that could give rise to the right of SCB or CBC to terminate their agreement with respect to the Merger; the outcome of any legal proceedings that may be instituted against SCB or CBC; delays in completing the Merger; the failure to obtain necessary regulatory approvals (and the risk that such approvals impose conditions that could adversely affect the combined company or the expected benefits of the Merger); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the Merger on a timely basis or at all; the ability to complete the Merger and integration of SCB and CBC successfully; costs being greater than anticipated; cost savings being less than anticipated; changes in economic conditions; the risk that the Merger disrupts the business of SCB, CBC or both; difficulties in retaining senior management, employees or customers; the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; and other factors that may affect the future results of SCB and CBC. Additional factors that could cause results to differ materially from those described above can be found in SCB's amended Registration Statement on Form 10 filed on April 24, 2023, which is on file with the Securities and Exchange Commission (the "SEC") and is available in the "Investor Relations" section of SCB's website, www.banksocal.com, in CBC's Annual Report on Form 10-K for the year ended December 31, 2022 which is on file with the SEC and is available in the "Investor Relations" section of CBC's website, www.californiabankofcommerce.com, and in other documents that SCB and CBC file with the SEC. Investors may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SCB nor CBC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Disclaimer

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, SCB will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of SCB and CBC and a prospectus of SCB, as well as other relevant documents concerning the proposed transaction. Certain matters in respect of the Merger will be submitted to SCB's and CBC's shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about SCB and CBC, without charge, at the SEC's website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, in the "Investor Relations" section of SCB's website at www.banksocal.com (for SCB's filings) and in the "Investor Relations" section of CBC's website, www.californiabankofcommerce.com (for CBC's filings).

PARTICIPANTS IN THE SOLICITATION

SCB, CBC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCB and CBC in connection with the Merger. Information regarding SCB's directors and executive officers and their ownership of SCB common stock is available in SCB's definitive proxy statement for its 2023 annual meeting of shareholders filed with the SEC on June 13, 2023 and other documents filed by SCB with the SEC. Information regarding CBC's directors and executive officers and their ownership of CBC common stock is available in CBC's definitive proxy statement for its 2023 annual meeting of shareholders filed with the SEC on April 20, 2023 and other documents filed by CBC with the SEC. Other information regarding the participants in the proxy solicitation and their ownership of common stock will be contained in the joint proxy statement/prospectus relating to the Merger. Free copies of these documents may be obtained as described in the preceding paragraph.



Table of Contents

Executive Summary

Strategic Rationale

$4.6B	$3.6B	$3.8B	$384M
Total Assets	Total Loans	Total Deposits	Tangible Common Equity

- Creates a premier California business bank by combining two high performing financial institutions in California's best markets
- True merger of equals uniting top talent of two institutions with shared vision, values and client-centric focus
- Enhanced scale allows further investment in technology to better manage risk, increase efficiency and enhance the client experience
- Adds complementary business lines and diversified lending verticals to each client base
- Generates significant value for both companies' shareholders immediately with strong earnings accretion and enhanced profitability metrics



CALB Full-Service Branch (1)
CALB Regional Office (4)
BCAL Branches (13)
Sacramento
Bay Area
Los Angeles
San Diego

A Premier California Business Banking Franchise

Bank of Southern California

- Best in class commercial deposit base
- Geographic reach across meaningful Southern California markets
- Commercial banking focused on high touch client service to small and medium sized businesses and middle market companies
- Strong management team with proven track record of successful M&A and MoE execution and integration

Pro Forma Franchise

- **Combined footprint across the strongest markets in California, providing ample opportunity for building scale and increasing market share**
- **Complementary business banking models with a strong deposit base that provides funding for further growth in various lending verticals**
- **Disciplined underwriting with best-in-class asset quality metrics**
- **Unites like-minded institutions that share the same client-centric focus and culture**
- **Mutual strategic outlook on growth of the pro forma franchise lowers execution risk**

California BanCorp

- Branch light, commercial focused business bank
- Strong middle market relationships throughout the largest concentrated business markets in California
- Seasoned C&I professionals with a focus on relationship management in Northern California markets
- Experienced credit team with conservative underwriting practices

Transaction Summary

Structure & Consideration	▪ 100% common stock ▪ Fixed exchange ratio: CALB shareholders to receive 1.59 BCAL shares for each CALB share ▪ CALB options will be cashed out upon consummation of the transaction ▪ Total value to CALB shareholders of $26.54, or approximately $234 million[(1)] ▪ Ownership split: 57.1% BCAL | 42.9% CALB
Brand & Headquarters	▪ Holding company and bank name to be determined prior to closing ▪ Headquarters: San Diego, California
Executive Leadership Team	▪ Executive Chairman: David Rainer (BCAL) ▪ Chief Executive Officer: Steven Shelton (CALB) ▪ President: Rich Hernandez (BCAL) ▪ Chief Operating Officer: Tom Sa (CALB) ▪ Chief Financial Officer: Tom Dolan (BCAL)
Board of Directors	▪ 12 board members: 6 from BCAL, 6 from CALB
Other	▪ Subject to receipt of approvals from BCAL and CALB shareholders and customary regulatory approvals ▪ Anticipated closing in mid-2024

(1) Based on a closing price of BCAL common stock of $16.69 as of 1/29/2024. Includes value of CALB restricted stock units that will be assumed by BCAL.

Experienced and Proven Leadership

Executive Management Team

David Rainer
Executive Chairman

Steve Shelton
Chief Executive Officer

Rich Hernandez
President

Tom Sa
Chief Operating Officer

Tom Dolan
Chief Financial Officer

Board of Directors


6
6

Financial Impact

Southern California Bancorp

California BanCorp

Key Financial Assumptions

Cost Savings	▪ Cost savings equal to approximately 15% of combined noninterest expense base ▪ No revenue synergies modeled
Merger Related Expenses	▪ One-time pre-tax merger expenses of approximately $19.5 million (100% booked at close)
Estimated Credit and Fair Value Marks	▪ Gross loan credit mark of $33.4 million, or 2.0% of CALB's loans at close – $14.9 million (45%) allocated to purchase credit deteriorated ("PCD") loans – $18.5 million (55%) allocated to non-PCD loans (accreted into earnings over 5 years) – Day 2 CECL reserve of 1.0x non-PCD credit mark; $13.0 million net impact to equity at close ▪ $45.8 million loan interest rate mark (accreted into earnings over 5 years) ▪ $10.2 million write-down on the held-to-maturity securities portfolio (accreted into earnings over 5 years) ▪ $4.8 million write-down on subordinated debt (accreted into earnings over 5 years)
Other	▪ Core deposit intangible of 3.25% of CALB's non-time deposits (amortized over 10 years) ▪ Pre-tax cost of cash of 5.25% and marginal tax rate of 29.5%

Compelling Financial Impact

	GAAP Metrics		Excluding Rate Marks	
Earnings Benefit to Both Shareholders	**48%** 2025 EPS Accretion / (Dilution)	**41%** 2025 EPS Accretion / (Dilution)	**24%** 2025 EPS Accretion / (Dilution)	**18%** 2025 EPS Accretion / (Dilution)
Manageable TBV Dilution and Earnback	**(18%)** TBV Accretion / (Dilution)	**2.9 yrs** TBV Earnback	**(10%)** TBV Accretion / (Dilution)	**2.6 yrs** TBV Earnback

Strong Capital and Liquidity Ratios	**8.7%** TCE / TA Ratio	**12.0%** Total Risk-Based Capital Ratio	**93%** Loan-to-Deposit Ratio
Enhanced Profitability	**1.6%** 2025E ROAA	**17.9%** 2025E ROATCE	**45.1%** 2025E Efficiency Ratio

Pro Forma Performance vs. Peers

2025E ROAA (%)


2.03
1.63
1.56
1.15
1.15
1.09
1.05
0.99
0.99
0.99
0.90
0.87
0.67
0.55
Pro Forma
Peer Median

2025E ROATCE (%)


21.6
17.9
15.4
14.4
12.7
11.0
10.7
10.3
10.3
10.1
9.9
8.8
7.6
7.5
Pro Forma
Peer Median

2025E Efficiency Ratio (%)


38.0
41.1
45.1
46.1
57.1
57.6
59.8
61.6
62.2
62.8
65.5
65.8
66.6
72.1
Pro Forma
Peer Median

Potential Benefit

+0.41% | +0.51%

+7.9% | +7.6%

-12.5% | -14.7%

Southern California Bancorp | California BanCorp

Note I: Management estimates used for BCAL and CALB. Consensus estimates per FactSet used for peers. Data as of 1/29/2024.
Note II: The gray bars in each graph represent the performance of the peers within the following peer group: major exchange-traded banks headquartered in the Western Region (AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA or WY) with $2.5 - $7.5 billion in assets; excludes ethnic banks, merger targets, fintech banks & banks without consensus estimates.
Note III: Median does not include BCAL, CALB or the Pro Forma franchise.

Merger Rationale

Attractive Market Position

California is the largest banking market in the United States

$3.7T	4th	39M	~1.4M
California GDP	Largest economy in the world, behind Germany and ahead of India	2022 Population	Small Businesses

Southern California is the largest banking market in California

$1.4T	16th	22M	~1M
Combined GDP	Largest economy in the world, behind Spain and ahead of Indonesia	2022 Population	Small Businesses

Bay Area and Sacramento MSAs bolster market position in California

$0.9T	5th and 32nd	7M	>400K
Combined GDP	Largest economies in the United States, respectively (out of 385 MSAs)	2022 Population	Small Businesses

Source: Federal Deposit Insurance Corporation, Federal Reserve Bank of St. Louis Economic Data (FRED), U.S. Bureau of Economic Analysis, International Monetary Fund, S&P Capital IQ Pro, Employment Development Department State of California, and U.S. SBA Office of Advocacy.

Aligned Vision


Strategic
SOUTHERN CALIFORNIA BANCORP
California BanCorp
Operational
Cultural

Strategic

- Both banks bring skill sets unique to the business banking landscape, leveraging sophisticated underwriting capabilities and treasury management offerings
- Shared vision on areas of focus and direction of growth strategies

Operational

- Operationally aligned companies, both targeting privately owned mid-market businesses tucked away at larger banks
- Trusted relationship-based C&I presence in the largest California markets

Cultural

- Each bank speaks the same language, with overlapping cultures across management and strategy
- Proven cultures of growth and execution through experienced management teams

Focused in Large and Growing Markets

	Southern California					Bay Area / Northern California					
County	Los Angeles	Orange	Riverside	Ventura	San Diego	San Francisco	Marin	Contra Costa	Santa Clara	Alameda	Sacramento
Population	9.7M	3.2M	2.5M	833K	3.3M	808K	256K	1.2M	1.9M	1.6M	1.6M
# of Small Businesses	542K	139K	77K	29K	125K	63K	13K	37K	78K	69K	67K
Median Household Income	$83,411	$109,361	$84,505	$102,141	$96,974	$136,689	$142,019	$120,020	$153,192	$122,488	$84,010
Median Home Price	$850K	$1.1M	$606K	$815K	$875K	$1.2M	$1.4M	$750K	$1.4M	$1.1M	$515K

Source: S&P Global, World population review, Census.gov, Redfin, and Employment Development Department State of California.
Note: Number of businesses with 1 – 499 employees.
Note: Median home price as of December 2023.

Market Opportunity in California



Nearly 400K small businesses exist in the Bay Area and Sacramento
Over 1M small businesses exist in Southern California
>1M Businesses
>300K Businesses
>150K Businesses
>100K Businesses
>75K Businesses
>50K Businesses

Source: Employment Development Department State of California and U.S. SBA Office of Advocacy.

Pro Forma Loan & Deposit Composition

Loan Composition


C&I
17%
Consumer & Other
0.2%
Construction & Land
12%
Real Estate Loans
71%
Bank of Southern California

Gross Loans: $1.96 B
Yield on Loans: 6.15%


C&I
28%
Consumer & Other
0.4%
Construction & Land
3%
Sponsor Finance
14%
Real Estate Loans
55%
California Bank of Commerce

Gross Loans: $1.56 B
Yield on Loans: 6.24%


Sponsor Finance
6%
C&I
22%
Consumer & Other
0.3%
Construction & Land
8%
Real Estate Loans
64%
Pro Forma

Gross Loans: $3.52 B
Yield on Loans: 6.19%

- ✓ Well-diversified credit portfolio
- ✓ Strong Underwriting
- ✓ Premier California C&I Lender

Deposit Composition


Other-Interest Bearing
52%
Time Deposits
13%
Other Non-Interest Bearing
35%
Bank of Southern California

Total Deposits: $1.94 B
Cost of Deposits: 1.82%


Time Deposits
19%
Other-Interest Bearing
38%
NIB - Sponsor Finance
3%
IB - Sponsor Finance
2%
Other Non-Interest Bearing
38%
California Bank of Commerce

Total Deposits: $1.63 B
Cost of Deposits: 2.17%


Time Deposits
16%
Other-Interest Bearing
46%
NIB - Sponsor Finance
1%
IB - Sponsor Finance
1%
Other Non-Interest Bearing
36%
Pro Forma

Total Deposits: $3.57 B
Cost of Deposits: 1.98%

- ✓ Stable core deposit base
- ✓ Meaningful NIB deposits
- ✓ Minimal reliance on time deposits

Note: Pro forma information does not include purchase accounting adjustments.

Conclusions

SOUTHERN CALIFORNIA BANCORP

California BanCorp

Benefits to All Stakeholders

Shareholders

Materially accretive to both entities' EPS, ROA and ROE

Upside for shareholders with successful integration, execution and delivery of projected performance

Scale and performance should command higher trading / exit multiples

Employees

Similar cultures focused on its community, clients, and employees

Expanded roles and enhanced career paths at the pro forma company

Strengthens the ability to recruit and retain top-talent across California

Clients

Ability to serve more clients and service larger loans

Upon close of the transaction, clients will benefit from a comprehensive banking product suite

Increased scale enables continued investments in its people, technology, and client experience

Community

Strong commitment to our communities

Opportunity to deepen existing partnerships with community organizations

Deep commitment to independent banking model

Potential Market Value Creation

Significant Potential Value Created Through Cost Savings

- $16.0 million in annual pre-tax cost savings identified
- Equal to 15% of combined company's non-interest expenses
- Size and performance of the pro forma company will likely command a higher trading / exit multiple versus both companies on a standalone basis
- Operators and directors have experience in successful M&A transactions / integrations and a history of executing cost savings objectives



$616M
$107M (1)
$11M
After-tax
Cost Savings
$202M
$202M
$307M
$307M
Standalone
Market Cap
Illustrative
Combined Value

(1) Estimated market value increase gained from after-tax cost savings multiplied by 9.5x (peer median Price / 2025E EPS). Peers include major exchange-traded banks headquartered in the Western Region (AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA or WY) with $2.5 - $7.5 billion in assets; excludes ethnic banks, merger targets, fintech banks & banks without consensus estimates.

Collaborative Due Diligence Process

Diligence Overview Process

Thorough Mutual Diligence

- Led by BCAL and CALB leadership teams
- Dedication of company-wide resources and outside advisors and consultants to assess benefits and opportunities of the merger
- Deep dive into business lines, loan files, operations, and risk frameworks through extensive management meetings
- Comprehensive third party credit due diligence comprised of both companies' loan portfolios

Loan Review Process[1]

- BCAL loan portfolio review:
  - 75.4% of total loans reviewed
  - 318 individual loans reviewed
  - $1.754 billion total loan balance reviewed
- CALB loan portfolio review:
  - 76.2% of total loans reviewed
  - 312 individual loans reviewed
  - $1.664 billion total loan balance reviewed

Diligence Focus Areas

Finance and Accounting	Treasury Management
Commercial Banking	Retail Banking
Credit Underwriting	Asset Quality / Interest Rate Risk
Compliance	Legal and Regulatory
Operations	Human Resources
Information Technology and Systems	Cybersecurity
Audit	Financial Reporting / Analysis

(1) Per Gateway third party loan review.